                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 2059


                                 --------------

                                   FORM 8-K/A

                          AMENDMENT TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 26, 2001
                 Date of Report (Date of Earlier Event Report)

                                KELLOGG COMPANY
             (Exact Name of Registrant as Specified in its Charter)

                     Delaware                              1-4171                        38-0710690
          (State or other jurisdiction of         (Commission File Number)      (IRS Employer Identification
                   incorporation)                                                          Number)

                               ONE KELLOGG SQUARE
                       BATTLE CREEK, MICHIGAN 49016-3599
               (Address of principal executive offices)(zip code)

                                 (616) 961-2000
              (Registrant's telephone number, including area code)

     This Current Report on FORM 8-K/A amends the Current Report on Form 8-K filed by Kellogg Company on April 2, 2001 to add the interim unaudited pro forma statement of operations under Item 7(b).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial statements of businesses acquired.

          The required financial statements for Keebler Foods Company were previously filed as Exhibit 99.2 hereto and are hereby incorporated by reference.

(b)       Pro forma financial information.


          (i) Unaudited pro forma combined financial information as of and for the year ended December 31, 2000 giving pro forma effect to the Registrant's acquisition of Keebler on March 26, 2001 was previously filed as Exhibit 99.3 hereto and is hereby incorporated by reference.

          (ii) Unaudited pro forma combined financial information for the three months ended March 31, 2001 giving pro forma effect to the Registrant's acquisition of Keebler on March 26, 2001 is filed as Exhibit 99.6 hereto and is hereby incorporated by reference.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

          This Form 8-K/A, together with the information attached as Exhibits hereto, contains "forward-looking statements" discussing, among other things, projections concerning volumes, sales, operating profit growth, gross profit margins, selling, general and administrative expenses as a percentage of net sales, effective income tax rates, capital spending, the impact of acquisitions and dispositions, as well as savings, headcount reductions and future cash outlays related to streamlining initiatives. Forward-looking statements include predictions of future results and may contain the words "expects," "believes," "will," "will deliver," "anticipates," "projects," or words or phrases of similar meaning.

     The Registrant's actual results for future periods could differ materially from the opinions and statements expressed with respect to future periods. In particular, the Registrant's future results could be affected by factors relating to the recently completed acquisition of Keebler, including integration problems, the failure to achieve synergies, unanticipated liabilities and the substantial amount of indebtedness incurred to finance the acquisition.

     In addition, the Registrant's future results could be affected by a variety of other factors, including,

     -    competitive conditions in our markets;

     -    marketing spending levels and pricing actions of competitors;

     - the impact of competitive conditions, marketing spending and/or incremental pricing actions on actual volumes and product mix;

     -    effectiveness of advertising and marketing spending or programs;

     -    the success of new product introductions;

     -    the availability of and interest rates on short-term financing;

     - the levels of spending on system initiatives, properties, business opportunities, integration of acquired businesses and other general and administrative costs;

     -    commodity price and labor cost fluctuations;

     -    changes in consumer preferences;

     -    changes in U.S. or foreign regulations affecting the food industry;

     - expenditures necessary to carry out streamlining initiatives and savings derived from these initiatives; and

     -    foreign economic conditions, including currency rate fluctuations.

These and the other factors elsewhere in this current report herein are not necessarily all of the important factors that could cause our results to differ materially from those expressed in all of our forward-looking statements. Forward-looking statements speak only as of the date they were made and we undertake no obligation to update them.

(c)       Exhibits.

     2.1 Agreement and Plan of Restructuring and Merger, dated as of October 26, 2000, by and among Flowers Industries, Inc., Kellogg Company and Kansas Merger Subsidiary, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Kellogg Company on November 7, 2000).*

     2.2 Agreement and Plan of Merger, dated as of October 26, 2000, by and among Keebler Foods Company, Kellogg Company and FK Acquisition Corp. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Kellogg Company on November 7,
              2000).*

     99.1     Press release, dated March 26, 2001, issued by Kellogg Company.*

     99.2 Audited consolidated balance sheets and related statements of operations, shareholders' equity and cash flows of Keebler Foods Company and subsidiaries at December 30, 2000 and January 1, 2000 and for each of the three years in the period ended December 30, 2000 (incorporated by reference to pages F-1 through F-33 of the Keebler Foods Company Annual Report on Form 10-K for the fiscal year ended December 30, 2000 (the "Keebler 2000 10-K")).*

     99.3 Pro forma financial information as of and for the year ended December 31, 2000 related to the Keebler Foods Company acquisition.*

     99.4     Consent of PricewaterhouseCoopers LLP.*

     99.5 Copies of pertinent pages of the Keebler 2000 10-K being incorporated by reference.*

     99.6 Pro forma financial information for the three months ended March 31, 2001 related to the Keebler Foods Company acquisition.
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* Previously filed.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                        KELLOGG COMPANY


                                        By: /s/ Gary H. Pilnick
                                           --------------------
                                        Name:   Gary H. Pilnick
                                        Title:  Vice President
                                                Deputy General Counsel


Date:  May 15, 2001

                             EXHIBIT INDEX



     2.1 Agreement and Plan of Restructuring and Merger, dated as of October 26, 2000, by and among Flowers Industries, Inc., Kellogg Company and Kansas Merger Subsidiary, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Kellogg Company on November 7, 2000).*

     2.2 Agreement and Plan of Merger, dated as of October 26, 2000, by and among Keebler Foods Company, Kellogg Company and FK Acquisition Corp. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by Kellogg Company on November 7,
              2000).*

     99.1     Press release, dated March 26, 2001, issued by Kellogg Company.*

     99.2 Audited consolidated balance sheets and related statements of operations, shareholders' equity and cash flows of Keebler Foods Company and subsidiaries at December 30, 2000 and January 1, 2000 and for each of the three years in the period ended December 30, 2000 (incorporated by reference to pages F-1 through F-33 of the Keebler Foods Company Annual Report on Form 10-K for the fiscal year ended December 30, 2000 (the "Keebler 2000 10-K")).*


     99.3 Pro forma financial information as of and for the year ended December 31, 2000 related to the Keebler Foods Company acquisition.*

     99.4     Consent of PricewaterhouseCoopers LLP.*

     99.5 Copies of pertinent pages of the Keebler 2000 10-K being incorporated by reference.*

     99.6 Pro forma financial information for the three months ended March 31, 2001 related to the Keebler Foods Company acquisition.
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* Previously filed.